WAIVER OF NON-COMPLIANCE


TO:  QMS, INC. and QMS CIRCUITS, INC.

RE:  Amended and Restated Secured Revolving Credit
     Agreement  dated  October 2, 1992 (as amended  to  date,  the  "Credit
     Agreement"), by and among QMS, Inc. and QMS Circuits, Inc. as Borrowers ("Borrowers") and AmSouth Bank, N.A., as Agent ("Agent"), and AmSouth Bank, N.A., NationsBank of Georgia, N.A. and National City Bank, Kentucky, as Lenders ("Lenders"); and Supplemental Secured Revolving Credit Agreement dated June 30, 1993 (as amended to date, the "Supplemental Credit Agreement"), by and among Borrowers, Agent and Lenders.

Ladies and Gentlemen:

      The undersigned, being each of the Lenders pursuant to the Credit Agreement and the Supplemental Credit Agreement, acknowledge receipt of the Non-Compliance Certificate dated April 22, 1994 (the "Certificate") and executed on behalf of QMS, Inc. by Charles D. Daley, its Chief Financial Officer, which Certificates discloses noncompliance by the Borrowers with certain convenants pursuant to the Credit Agreement and the Supplemental Credit Agreement. As requested by the Borrowers, each of the undersigned hereby waives non-compliance by Borrowers with the requirements of Section
9.10 and 9.16 of each of the Credit Agreement and the Supplemental Credit Agreement, effective upon payment of the waiver fee specified in Section 3 of the Third Amendment to the Credit Agreement made by the parties hereto as of November 19, 1993. This waiver is effective only as to such non-compliance specifically disclosed to Lenders in the Certificate, shall be effective only as to non-compliance in the second quarter of Borrowers' 1994 fiscal year, and shall not be deemed a waiver of the Financial Performance Tests set out in Section 4.02 of each of the Credit Agreement and the Supplemental Credit Agreement or of any other provisions thereof.

       Dated as of the 3rd day of May, 1994.

                    AMSOUTH BANK, N.A.

                    BY:    \s\DEBRA L. HARRISON

                    Title: VICE PRESIDENT



NATIONSBANK OF GEORGIA, N.A.       NATIONAL CITY BANK, KENTUCKY

BY:    \s\SHAWN B. WELCH           BY:    \s\JOHN SIMMS

Title: ASST. VICE PRESIDENT        Title: VICE PRESIDENT